UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

AQUASIL INTERNATIONAL INC.
Exact name of registrant as specified in its charter

Nevada	000-54252	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

952 N. Western Ave., Los Angeles, CA	90029
(Address of principal executive offices)	(Zip Code)

(888) 744-7090
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Officers

On June 11, 2012, Mr. James Brooks resigned as President, Chief Executive Officer and a Director of Aquasil International Inc. (the “Corporation”).

Mr. Brooks did not resign as a result of any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

Appointment of Certain Officers:

On June 11, 2012, the Board of Directors appointed Robert Baker, the Corporation’s current Secretary, Treasurer and Chief Financial Officer as Chief Executive Officer and President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUASIL INTERNATIONAL INC.

Dated: June 11, 2012	By:	/s/ Robert Baker
	Name:	Robert Baker
`	Title:	President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer & Director